Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF NEW HAMPSHIRE
In re:		Chapter 11
GT ADVANCED TECHNOLOGIES., et. al.,		Case No. 14-11916 (HJB)
Debtors [1]		Jointly Administered

Monthly Operating Report
For the Period of November 2, 2014 to November 29, 2014 [2]

DEBTORS' ADDRESS:     243 Daniel Webster Highway
Merrimack, NH 03054

DEBTORS' ATTORNEYS: PAUL HASTINGS LLP
Park Avenue Tower
75 East 55th Street, First Floor
New York, New York 10022
Telephone: (212) 318-6000
Facsimile: (212) 319-4090
Luc A. Despins, Esq.
Andrew V. Tenzer, Esq.
James T. Grogan, Esq.

This Monthly Operating Report ("MOR") has been prepared solely for the purposes of complying with the monthly reporting requirements applicable in these Chapter 11 cases and is in a format that the Debtors believe is acceptable to the United States Trustee. The financial information contained herein is limited in scope and covers a limited time period. Moreover, such information is preliminary and unaudited, and is not prepared in accordance with accounting principles generally accepted in the United States ("GAAP").

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Kanwardev Raja Singh Bal	December 31, 2014
Kanwardev Raja Singh Bal	Date
Vice President and Chief Financial Officer

Notes:
[1] The Debtors, along with the last four digits of each debtor's tax identification number, as applicable, are: GT Advanced Technologies Inc. (6749), GTAT Corporation (1760), GT Advanced Equipment Holding LLC (8329), GT Equipment Holdings, Inc. (0040), Lindbergh Acquisition Corp. (5073), GT Sapphire Systems Holding LLC (4417), GT Advanced Cz LLC (9815), GT Sapphire Systems Group LLC (5126), and GT Advanced Technologies Limited (1721). The Debtors' corporate headquarters are located at 243 Daniel Webster Highway, Merrimack, NH 03054.
[2] The Monthly Operating Report covers a period coinciding with the Debtors' standard reporting period.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF NEW HAMPSHIRE

In re GT ADVANCED TECHNOLOGIES INC. et al.,	Case No.	14-11916
	Reporting Period	11/2/14-11/29/14

MONTHLY OPERATING REPORT

Submit copy of report to any official committee appointed in the case
REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Monthly Reporting Questionnaire	MOR-1	Yes	No
Schedule of Cash Receipts and Disbursements	MOR-2	Yes	No
Bank Account Reconciliation	MOR-2 (Cont)	Yes	No
Copies of Debtor's Bank Reconciliations		No	No
Copies of Debtor's Bank Statements		No	No
Copies of Cash Disbursements Journals		No	No
Statement of Operations	MOR-3	Yes	No
Balance Sheet	MOR-4	Yes	No
Schedule of Post-Petition Liabilities	MOR-5	Yes	No
Copies of IRS Form 6123 or payment receipt		No	No
Copies of tax returns filed during reporting period		No	No
Detailed listing of aged accounts payables		No	No
Accounts Receivable Reconciliation and Aging	MOR-6	Yes	No

GT ADVANCED TECHNOLOGIES INC. et al.,	Case No.	14-11916
Debtor	Reporting Period	11/2/14-11/29/14

MONTHLY REPORTING QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		✓
2. Have any funds been disbursed from any account other than a debtor-in-possession account this reporting period? If yes, provide an explanation below.		✓
3. Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? If yes, attach listing including date of payment, amount of payment, and name of payee.
✓
4. Have any payments been made to professionals? If yes, attach listing including date of payment, amount of payment, and name of payee.		✓
5. If the answer to question 3 and/or 4 is yes, were all such payments approved by the Court?	✓
6. Have any payments been made to officers, insiders, shareholders, or relatives? If yes, attach listing including date of payment, amount and reason for payment, and name of payee.	✓
7. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	✓
8. Is the estate current on the payment of post-petition taxes?	✓
9. Is the estate insured for the replacement cost of assets and for general liability? If no, provide an explanation below.	✓
10. Is workers' compensation insurance in effect?	✓
11. Have all current insurance payments been made? Attach copies of all new and renewed insurance policies.	✓
12. Are a plan and disclosure statement on file?		✓
13. Was there any post-petition borrowing during this reporting period?		✓

Explanations:
See attached schedules for numbers 3 and 6.

GT ADVANCED TECHNOLOGIES INC. et al.,	Case No.	14-11916
Debtor	Reporting Period	11/2/14-11/29/14

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Case No.	Case Name	Bank Cash Receipts [1]	Bank Cash Disbursements [2]	Inter-Debtor Transfers
14-11916	GT Advanced Technologies Inc.	$—	$—	$—
14-11917	GT Equipment Holdings, Inc.	—	—	—
14-11919	GTAT Corporation	33,123,422	(10,475,019)	(2,199,985)
14-11920	GT Advanced Technologies Limited	1,006,646	(1,595,134)	1,499,335
14-11922	Lindbergh Acquisition Corp.	—	(23)	—
14-11923	GT Sapphire Systems Group LLC	232,405	(776,915)	700,649
14-11924	GT Sapphire Systems Holding LLC	—	—	—
14-11925	GT Advanced CZ LLC	—	(2,607)	—
14-11929	GT Advanced Equipment Holding LLC	—	(1,014)	—

	Total Debtors	$34,362,473	$(12,850,713)	$0

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES
Total Disbursements [2]				$(12,850,713)
Less: Transfers To Debtor In Possession Accounts				N/A
Plus: Estate Disbursements Made By Outside Sources (I.E. From Escrow Accounts)				N/A
Total Disbursements For Calculating U.S. Trustee Quarterly Fees				$(12,850,713)

Notes:
[1] Represents all receipts (excluding intercompany funding activity by and among Debtors).
[2] Represents operating disbursements, restructuring disbursements and bank fees (excluding intercompany funding activity between Debtors).

GT ADVANCED TECHNOLOGIES INC. et al.,	Case No.	14-11916
Debtor	Reporting Period	11/2/14-11/29/14

BANK ACCOUNT RECONCILIATIONS [1]

Entity	Bank	Account No. [2]	Description	Ending Bank Balance
GT Advanced Cz LLC	Bank of America	5023	Deposit Account	$217,002
GT Advanced Cz LLC	Bank of America	6497	Deposit Account	—
GT Advanced Equipment Holding LLC	Bank of America	8144	Deposit Account	18,182
GT Advanced Equipment Holding LLC	Bank of America	3803	Investment Account	—
GT Advanced Technologies Limited	Bank of America US	7350	Deposit Account	303,170
GT Advanced Technologies Limited	Bank of America Hong Kong	2014	Deposit Account	515,168
GT Advanced Technologies Limited	Bank of America Hong Kong	2022	Deposit Account	1,283,442
GT Advanced Technologies Limited	Bank of America Hong Kong	2030	Deposit Account	—
GT Advanced Technologies Limited	Bank of America Hong Kong	2048	Deposit Account	0
GT Advanced Technologies Limited	Bank of America Hong Kong	2056	Deposit Account	1,719
GT Advanced Technologies Limited	Bank of America Hong Kong	9201	Deposit Account	1,330,350
GT Sapphire Systems Group LLC	Bank of America	7965	Deposit Account	278,822
GT Sapphire Systems Group LLC	Bank of America	9105	Deposit Account	—
GT Sapphire Systems Group LLC	Wells Fargo	2633	Operating Account [3]	672,811
GTAT Corporation	Bank of America	3294	Deposit Account	4,490,301
GTAT Corporation	Bank of America	5002	Deposit Account	76
GTAT Corporation	Bank of America	5254	Investment Account	82,020,022
GTAT Corporation	Bank of America	4718	Investment Account	—
GTAT Corporation	Santander Bank	8960	Money Market Account [4]	0
GTAT Corporation	Bank of America	4487	Deposit Account	0
GTAT Corporation	Bank of America	6508	Utility Account [5]	176,965
GTAT Corporation	Bank of America	9956	Collateral Account [6]	—
GTAT Corporation d/b/a Crystal Systems	Bank of America	1546	Deposit Account	1,792,598
GTAT Corporation d/b/a Crystal Systems	Bank of America	7,590	Deposit Account	0
Lindbergh Acquisition Corp	Bank of America	8,343	Deposit Account	$75,380

Total Debtors Bank Cash				$93,176,009

Notes:
[1] As part of the Debtors monthly close process, all bank accounts have been reconciled to the applicable bank statements without exception. The Debtors were authorized to use these accounts on a postpetition basis pursuant to the final order signed on October 9, 2014 approving use of the existing cash management system, banks and financial institutions to honor and process checks and transfers, continued use of intercompany transactions, and authorizing debtors to use existing bank accounts and existing business forms (Docket No. 0064).
[2] Last four digits of the account number.
[3] The Wells Fargo operating account (account no. 2633) will be closed in December.
[4] The Santander money market account (account no. 8960) was closed in October.
[5] Pursuant to a final order on October 30, 2014, the Company created an account for adequate assurance for utility providers (Docket No. 0388).
[6] Subsequent to the period end, the Bank of America collateral account (account no. 9956) was opened for purposes of holding funds for cash collateralized standby letters of credit.

GT ADVANCED TECHNOLOGIES INC. et al.,	Case No.	14-11916
Debtor	Reporting Period	11/2/14-11/29/14

STATEMENT OF OPERATIONS

See Exhibit A.

GT ADVANCED TECHNOLOGIES INC. et al.,	Case No.	14-11916
Debtor	Reporting Period	11/2/14-11/29/14

BALANCE SHEET

See Exhibit A.

GT ADVANCED TECHNOLOGIES INC. et al.,	Case No.	14-11916
Debtor	Reporting Period	11/2/14-11/29/14

STATUS OF POST-PETITION TAXES [1] [2]

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal
Income Tax Withholding	$—	$718,180	$(718,180)	Various	Various	$—
FICA-Employee	—	331,092	(331,092)	Various	Various	—
FICA-Employer	—	320,958	(320,958)	Various	Various	—
Unemployment	—	912	(912)	Various	Various	—
Income	—	—	—	Various	Various	—
Other:	—	—	—	Various	Various	—
Total Federal Taxes	$—	$1,371,142	$(1,371,142)			$—
State and Local
Income Tax Withholding	$—	$167,160	$(167,160)	Various	Various	$—
Sales	—	5,177	(4,135)	Various	Various	1,042
Use	—	1,149	(1,149)	Various	Various	—
Excise	—	—	—	Various	Various	—
Unemployment	—	4,990	(4,990)	Various	Various	—
Real Property	11,246	—	(11,246)	Various	Various	—
Personal Property	138,320	150,817	(11,823)	Various	Various	277,315
Other:	—	2,341	(2,341)	Various	Various	—
Total State and Local	$149,566	$331,634	$(202,844)			$278,357
Withholding for Employee Healthcare [3]	—	—	—			—
Premiums, Pensions & Other Benefits [3]	—	—	—			—
Total Taxes	$149,566	$1,702,777	$(1,573,986)			$278,357

SUMMARY OF UNPAID POST-PETITION DEBTS

	Number of Days Past Due
	Current	0-30(8)	31-60	61-90	Over 90	Total
Accounts Payable [4], [5]	$1,324,737	$979,084	$5,601	—	—	$2,309,422
Amounts Due to Insiders [6]	—	—	—	—	—	—
Total Postpetition Debts	$1,324,737	$979,084	$5,601	—	—	$2,309,422

Notes:
[1] Copies of IRS Form 6123 and all state, local and federal tax forms and returns can be provided to the UST upon request.
[2] This schedule excludes any taxes related to the Hong Kong entity GT Advanced Technologies Limited.
[3] The Company does withhold premiums for various benefit programs but there were no taxes related to these amounts.
[4] Reflects only trade related payables. Aging schedule excludes accruals and unbilled inventory.
[5] As of the filing of this report, the Company has not fully completed the bifurcation of pre and post-petition invoices. As such, aging may include certain prepetition amounts.
[6] Solely, for purposes of this monthly operating report, the Debtors define “insiders” to include the following: (a) members of the board of directors of GT Advanced Technologies Inc.; and (b) statutory “officers” under section 16 of the Securities Exchange Act. The Debtors do not take any position with respect to: (a) such person’s influence over the control of the Debtors; (b) the management responsibilities or functions of such individual; (c) the decision-making or corporate authority of such individual; or (d) whether such individual could successfully argue that he or she, at the time of receipt of any transfers, was not an “insider” under applicable law (including for the purposes of section 503(c) of the Bankruptcy Code), including the federal securities laws, or with respect to any theories of liability or for any other purpose.
[7] Excludes any accrued but unpaid amounts related to compensation, expense reimbursements and benefits.
[8] Amounts reflected as past due are based upon standard invoice terms for this vendor. Enhanced terms (typically 45 days from the date of invoice) have been negotiated with the majority of these vendors, however, and they are being paid consistent with past practices.

GT ADVANCED TECHNOLOGIES INC. et al.,	Case No.	14-11916
Debtor	Reporting Period	11/2/14-11/29/14

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$11,251,863
+ Amounts billed during the period	679,235
- Amounts collected during the period (Book Cash Receipts)	(5,017,085)
Total Accounts Receivable at the end of the reporting period	$6,914,013

Accounts Receivable Aging	Amount
0 - 30 days old	$2,948,560
31 - 60 days old	2,471,176
61 - 90 days old	314,147
91+ days old	1,180,130
Total Accounts Receivable	$6,914,013
Amount considered uncollectible (Bad Debt)	(1,583,185)
Accounts Receivable (Net)	$5,330,828

GT ADVANCED TECHNOLOGIES INC. et al.,	Case No.	14-11916
Debtor	Reporting Period	11/2/14-11/29/14

PRE-PETITION DEBT PAYMENTS
Monthly Reporting Questionnaire - #3

Entity	Vendor Name	Reference	Date	Amount
GTAT Corporation	ADP	A	11/07/2014	$670
GTAT Corporation	ADP	A	11/07/2014	10,376
GTAT Corporation	STATE OF NH DEPT. OF LABOR	B	11/18/2014	50
GTAT Corporation	AVALON RISK MANAGEMENT LLC	C	11/21/2014	150
GTAT Corporation	AVALON RISK MANAGEMENT LLC	C	11/21/2014	1,000
GTAT Corporation	ADP	A	11/25/2014	6,791
GTAT Corporation	WILLIAM GALLAGHER ASSOCIATES INSURA	C	11/25/2014	977
GTAT Corporation	WILLIAM GALLAGHER ASSOCIATES INSURA	C	11/25/2014	42,117
GT Sapphire Systems Group LLC	KRIS BURGSTAHLER	A	11/20/2014	100
GT Sapphire Systems Group LLC	JESUS NIETO	A	11/20/2014	100
GT Sapphire Systems Group LLC	PATRICK PHANTHAVONG	A	11/20/2014	100
GT Advanced Technologies Ltd	LIBERTY INTERNATIONAL INSURANCE	C	11/27/2014	677
GT Advanced Technologies Ltd	LIBERTY INTERNATIONAL INSURANCE	C	11/27/2014	2,998
GT Advanced Technologies Ltd	AXA GENERAL INSURANCE	C	11/04/2014	120

Total				$66,228

Key:
A
Paid pursuant to the final Order Granting Debtors’ Emergency Motion, Pursuant To Bankruptcy Code Sections 105(A), 363(B), 503(B), 507(A)(4), 507(A)(8), And Bankruptcy Rules 6003 And 6004, For Entry Of Order (A) Authorizing Debtors To (I) Pay Certain Employee Compensation And Benefits And (II) Maintain And Continue Such Benefits And Other Employee related Programs And (B) Authorizing And Directing Banks And Financial Institutions To Honor And Process Checks And Transfers Related To Such Obligations. (Docket No. 0095).

B
Paid pursuant to the final Order, Pursuant to Bankruptcy Code Sections 105(A), 363(B), 541 and 507(A)(8) and Bankruptcy Rules 6003 and 6004, (A) Authorizing Debtors to Pay Prepetition Taxes and Fees and (B) Authorizing and Directing Banks and Financial Institutions to Honor and Process Checks and Transfers Related to Such Obligations. (Docket No. 0069).

C
Paid pursuant to the final Order Granting Debtors’ Motion, Pursuant to Bankruptcy Code Sections 105(A), 362(D), and 363(B)(1), and Bankruptcy Rules 6003 and 6004, (A), for Entry of Order Authorizing Debtors to (I) Continue Workers’ Compensation Program and Liability, Property, and Other Insurance Programs and Insurance Programs, and (II) Pay All Obligations in Respect Thereof, and (B) Authorizing and Directing Banks and Financial Institutions to Honor and Process Checks and Transfers Related to Such Obligations (Docket No. 0074).

GT ADVANCED TECHNOLOGIES INC. et al.,	Case No.	14-11916
Debtor	Reporting Period	11/2/14-11/29/14

PAYMENTS TO INSIDERS [1]
Monthly Reporting Questionnaire - #6

Description	Title	Description	Amount
Gutierrez, Thomas	President and Chief Executive Officer	Payroll / Expenses	$55,769
Bal, Kanwardev R	Vice President and Chief Financial Officer	Payroll / Expenses	23,077
Kim, Hoil	Vice President, Chief Administrative Officer, General Counsel & Secretary	Payroll / Expenses	29,712
Squiller, Daniel	Chief Operating Officer	Payroll / Expenses	47,215
Ford, Jeffrey	Vice President and General Manager, DSS Business Development	Payroll / Expenses	29,712
Keck, David	Executive VP, Worldwide Sales and Service	Payroll / Expenses	29,712
Massengill, Matthew	Board of Director	Expenses	2,875

Total			$218,072

Notes:
[1] Solely, for purposes of this monthly operating report, the Debtors define “insiders” to include the following: (a) members of the board of directors of GT Advanced Technologies Inc.; and (b) statutory “officers” under section 16 of the Securities Exchange Act. The Debtors do not take any position with respect to: (a) such person’s influence over the control of the Debtors; (b) the management responsibilities or functions of such individual; (c) the decision-making or corporate authority of such individual; or (d) whether such individual could successfully argue that he or she, at the time of receipt of any transfers, was not an “insider” under applicable law (including for the purposes of section 503(c) of the Bankruptcy Code), including the federal securities laws, or with respect to any theories of liability or for any other purpose.

EXHIBIT A

NOTES AND SPECIFIC
DISCLOSURES REGARDING DEBTORS'
STATEMENTS OF OPERATIONS AND BALANCE SHEET
1. Basis of Presentation

The accompanying consolidated financial statements of the Debtors have been prepared solely for the purpose of complying with the monthly reporting requirements of the U.S. Bankruptcy Court of the District of New Hampshire (referred to herein as the "Monthly Operating Report"). The Monthly Operating Report is limited in scope, covers a limited time period and the schedules contained herein were not audited or reviewed by independent accountants nor are they intended to reconcile to any financial statements otherwise prepared or distributed by the Debtors or any of the Debtors' affiliates. Furthermore, because the Debtors’ accounting systems, policies, and practices were developed with a view to producing consolidated financial reporting on a quarterly basis, rather than by legal entity on a monthly basis, it is possible that not all assets or liabilities have been recorded at the correct legal entity of either the Debtors or the non-Debtor affiliates. The Debtors reserve all rights to supplement or amend any schedules contained in this Monthly Operating Report.

The information presented herein is unaudited, subject to further review and material adjustments, and has not been subject to all procedures that would typically be applied to financial information presented in accordance with Generally Accepted Accounting Principles in the United States of America (“US GAAP”), including, but not limited to, accruals, impairment adjustments, fair value assessments, tax provision, and other recurring adjustments considered necessary by management to fairly state the financial position and results of operations for the interim period(s) presented. As part of this Monthly Operating Report, intangibles, fixed assets and other long lived assets have not been tested for impairment as required pursuant to US GAAP. The results of that testing will likely result in significant asset impairment charges; such charges would be reflected in future Monthly Operating Reports. This Monthly Operating Report does not reflect certain quarter-end and year-end adjustments to assets, liabilities and operating results; such adjustments would be reflected in future Monthly Operating Reports.

As part of their restructuring efforts, the Debtors are reviewing their assets and liabilities on an ongoing basis, including without limitation with respect to intercompany claims and obligations, and nothing contained in this Monthly Operating Report shall constitute a waiver of any of the Debtors’ rights with respect to such assets, liabilities, claims and obligations that may exist.

The Debtors caution readers not to place undue reliance upon the information contained in this Monthly Operating Report. The results herein are not necessarily indicative of results which may be expected from any other period or for the full year and may not necessarily reflect the combined results and financial position of the Debtors in the future.

2. Treatment of Intercompany Transactions

The Monthly Operating Report does not include intercompany balances because the Debtors and their advisors are continuing to review the Debtors’ books and records to determine the accuracy of certain intercompany charges that may be contained in or missing from those books and records. For example, prior to the Petition Date, the parent company, GT Advanced Technologies Inc., did not maintain a ledger of intercompany transactions. Furthermore, the Debtors have not made any determination that tax refunds or attributes are assets or liabilities of a particular Debtor and the Debtors reserve all of their rights on this issue.

Pursuant to the Order, Pursuant to Bankruptcy Code Sections 105(A), 345(B), 363(C)(1), 364(A), 364(B), and 503(B)(1), Bankruptcy Rules 6003 and 6004, (A) Authorizing Debtors to Use Existing Cash Management System, (B) Authorizing and Directing Banks and Financial Institutions to Honor and Process Checks and Transfers, (C) Authorizing Continued Use of Intercompany Transactions, (D)Waiving Requirements of Section 345(B) of Bankruptcy Code and (E) Authorizing Debtors to Use Existing Bank Accounts and Existing Business Forms [Docket No. 64], the Debtors have kept detailed information on all post-Petition Date transfers of cash among the Debtors and such transfers amounted to approximately $2.2 million during the period covered by the Monthly Operating Report, and are laid out in further detail on page 4.

GT Advanced Technologies Inc., as the parent entity, filed two requests for federal tax refunds which totaled $29.1 million. The amounts were directly received and deposited into GTAT Corporation bank accounts in November. The Debtors take no position at this time with respect to ownership by a particular debtor of tax refunds received or to be received during the post-petition period. In that respect, the fact that one debtor, for example GT Advanced Technologies Inc., filed a request for a refund should not be interpreted as an acknowledgment that such debtor owns such tax refund.

A summary of net intercompany cash transfers from the petition date to the period end of this monthly operating report is shown below:

Case No.	Case Name	Transferred From	Transferred To
14-11919	GTAT Corporation	$4,999,985	$—
14-11920	GT Advanced Technologies Limited	—	3,499,335
14-11923	GT Sapphire Systems Group LLC	—	1,500,649
		$4,999,985	$4,999,985

NOTES AND SPECIFIC
DISCLOSURES REGARDING DEBTORS’
STATEMENTS OF OPERATIONS AND BALANCE SHEET (cont.)

3. Treatment of Certain Liabilities and GAAP Disclosures

The Monthly Operating Report does not contain all disclosures that would be required for presentation in accordance with US GAAP and there can be no assurance that, from the perspective of an investor or potential investor, the Monthly Operating Report is complete. For instance, as discussed in more detail in the Company's Form 10-Q filed with the SEC on August 7, 2014:

• The 2017 and 2020 convertible notes with a principal balance of $220M and $214M are recorded at a carrying value of $177M and $123M, respectively. The amount represented in the liabilities subject to compromise is net of $7M of deferred financing costs. The difference between the carrying value and principal balances reflect fair value adjustments.

• The amounts received from Apple under the Prepayment Agreement with a principal balance of $439M are recorded at a carrying value of $357M to reflect fair value adjustments to the prepayment installments received. This report does not reflect the adjustment of the Apple debt (up to the $439 million) as a result of the settlement approved on December 15, 2014. Such adjustments will be reflected in the December MOR.

• Share-based compensation expenses for employee awards are reflected in the Statement of Operations. Such expenses have been calculated using a methodology consistent with past practice.

For the period commencing on October 6, 2014 and thereafter, the company stopped accrued interest on both series of the Convertible Notes and the Prepayment Amounts until further review of these obligations is completed.

The Debtors’ consolidated financial statements presented herein have been prepared on a going concern basis, which contemplates continuity of operations, realization of assets and liquidation of liabilities in the ordinary course of business. Certain prepetition liabilities have been reclassified as liabilities subject to compromise. Liabilities subject to compromise currently include debt obligations, amounts due to third parties for goods and services received prior to October 6, 2014, (the date of the voluntary bankruptcy petition) and certain known potential settlement claim amounts. The Debtors continue to analyze and reconcile these amounts, and, therefore, the amounts reflected herein are current estimates and subject to material change as additional analysis and decisions are completed.

STATEMENTS OF OPERATIONS
EXCLUDING INTERCOMPANY ACTIVITY
FOR THE FOUR WEEKS ENDED NOVEMBER 29, 2014

Case No.	14-11916	14-11919	14-11917	14-11929	14-11922	14-11925	14-11924	14-11923	14-11920
($ in 000's)	GT Advanced Technologies Inc.	GTAT Corporation	GT Advanced Equipment Holding LLC	GT Advanced Equipment Holding, Inc	Lindberg Acquisition Corp	GT Advanced Cz LLC	GT Sapphire Systems Holdings LLC	GT Sapphire Systems Group LLC	GT Advanced Technologies Limited [1]	Non-Debtor Entities	Consolidated
Revenue	—	2,034	—	—	—	—	—	242	60	24	2,359
Total Cost of revenue	—	9,761	—	—	—	—	—	272	897	(147)	10,782
Gross (loss) Profit	—	(7,727)	—	—	—	—	—	(30)	(837)	171	(8,423)

Research and development	—	2,834	—	—	—	—	—	48	2	—	2,885
Selling and marketing	—	211	—	—	—	—	—	47	72	145	475
General and administrative	—	1,858	1	—	—	44	—	(44)	431	170	2,460
Contingent consideration (income) expense	—	381	—	—	—	—	—	—	—	—	381
Restructuring charges and asset impairments	—	11,105	—	—	—	—	—	—	(21)	14	11,098
Amortization of Intangible Assets	—	244	—	—	—	—	—	153	—	662	1,059
Total Operating Expenses	—	16,634	1	—	—	44	—	204	483	991	18,357

Income (loss) from Operations	—	(24,361)	(1)	—	—	(44)	—	(234)	(1,320)	(820)	(26,780)

Interest Income	—	1	—	—	—	—	—	—	—	—	1
Interest (Expense)	—	—	—	—	—	(9)	—	—	—	—	(9)
Other Inc (Exp)	—	(24)	—	—	—	—	—	582	(652)	336	242
Reorganization Items, net	—	(3,717)	—	—	—	—	—	—	—	—	(3,717)
Income (loss) before Tax	—	(28,100)	(1)	—	—	(53)	—	348	(1,972)	(484)	(30,263)

(Benefit) provision for income taxes	—	—	—	—	—	—	—	—	—	41	41

Net Income (loss)	—	(28,100)	(1)	—	—	(53)	—	348	(1,972)	(525)	(30,304)

Notes:
[1] Includes immaterial amounts from GT Advanced Technologies GmbH, a non-debtor entity.

These financial statements and accompanying notes do not purport to represent financial statements prepared in accordance with Generally Accepted Accounting Principles in the United States of America, nor are they intended to be fully reconciled to any financial statements otherwise prepared or distributed by the Debtors or any of the Debtors’ affiliates. This information is unaudited and is subject to further review and potential adjustments. The accompanying disclaimers and notes are an integral part of these financial statements.

BALANCE SHEET
EXCLUDING INTERCOMPANY ACTIVITY
AS OF NOVEMBER 29, 2014

Case No.	14-11916	14-11919	14-11929	14-11917	14-11922	14-11925	14-11924	14-11923	14-11920
	GT Advanced Technologies Inc.	GTAT Corporation	GT Advanced Equipment Holding LLC	GT Equipment Holdings, Inc.	Lindbergh Acquisition Corp.	GT Advanced Cz LLC	GT Sapphire Systems Holdings LLC	GT Sapphire Systems Group LLC	GT Advanced Technologies Limited[1]	Non-Debtor Entities	Consolidated
($ in 000's)
Current Assets
Cash and cash equivalents	—	87,870	18	—	—	292	—	895	2,136	3,649	94,860
Restricted cash	—	177	—	—	—	—	—	—	1,330	—	1,507
Accounts receivable, net	—	3,998	—	—	—	13	—	257	999	65	5,331
Inventories	—	65,665	—		—	—	—	2,783	63,016	2,427	133,891
Deferred costs	—	3,092	—	—	—	—	—	341	42,382	—	45,814
Vendor advances	—	5,982	—	—	—	—	—	—	8,018	55	14,055
Deferred income taxes	—	(2,022)	—	—	—	28	—	—	—	1,995	0
Refundable income taxes	—	2,748	—	—	—	—	—	—	—	—	2,748
Prepaid expenses and other current assets	—	21,046	—	—	—	—	—	822	494	249	22,612
Total current assets	—	188,554	18	—	—	333	—	5,098	118,375	8,439	320,818
Property, plant and equipment, net	—	613,608	—	—	—	1,186	—	656	795	760	617,004
Intangible assets, net	—	25,413	—	—	—	—	—	11,685	—	53,058	90,156
Goodwill	—	51,370	—	—	—	1,197	—	—	—	4,353	56,920
Deferred cost	—	(72)	—	—	—	—	—	—	26,666	—	26,593
Other assets	—	65,451	—	—	—	7,348	—	3	81,249	335	154,386
Total Assets [2] [3]	—	944,324	18	—	—	10,064	—	17,442	227,084	66,945	1,265,878

Current Liabilities
Prepayment obligation	—	357,125	—	—	—	—	—	—	—		357,125
Accounts payable	—	3,082	—	—	—	6	—	271	949	1,882	6,190
Accrued expenses and other current liabilities	—	25,561	—	—	—	(0)	—	416	7,328	2,090	35,395
Contingent consideration	—	0	—	—	—	—	—	—	—	3,124	3,124
Customer deposits	—	187	—	—	—	1,987	—	1,119	17,675	29	20,997
Deferred revenue	—	34,740	—	—	—	—	—	586	31,006	—	66,331
Accrued income taxes	—	(8,496)	—	—	—	8,608	—	—	2	408	521
Total current liabilities	—	412,199	—	—	—	10,601	—	2,391	56,960	7,533	489,684

Liabilities Subject to Compromise	292,797	153,166	—	—	—	4,151	—	1,452	53,155	—	504,721

Deferred Income taxes	—	4,805	—	—	—	14,808	—	—	—	1,247	20,860
Customer deposits	—	—	—	—	—	—	—	—	55,598	—	55,598
Deferred revenue	—	142,258	—	—	—	—	—	—	41,335	—	183,593
Contingent consideration	—	0	—	—	—	—	—	—	—	220	221
Other non-current liabilities	—	12,622	—	—	—	0	—	—	33	—	12,655
Accrued Income Taxes	—	20,787	—	—	—	—	—	—	—	—	20,787
Total Non-Current Liabilities	—	180,472	—	—	—	14,808	—	—	96,966	1,467	293,714

Stockholder's Equity	—	(63,774)	42	—	—	(48,836)	—	(2,920)	157,116	(63,868)	(22,240)

Total Liabilities and Stockholder's Equity [3]	292,797	682,063	42	—	—	(19,276)	—	923	364,196	(54,868)	1,265,878
Notes:
[1] Includes immaterial amounts from GT Advanced Technologies GmbH, a non-debtor entity.
[2] It would be prohibitively expensive, unduly burdensome, and an inefficient use of estate assets for the Debtors to obtain current market valuation of each of their assets. Accordingly, unless otherwise indicated, this monthly operating report reflect net book values as of the period end. Parties are also cautioned that book value is not, in any way, indicative of the fair market value of any of the Debtors’ assets.
[3] Due to the exclusion of intercompany balances, Total Assets may not equal Total Liabilities and Stockholder's Equity.

These financial statements and accompanying notes do not purport to represent financial statements prepared in accordance wit h Generally Accepted Accounting Principles in the United States of America, nor are they intended to be fully reconciled to any financial statements otherwise prepared or distributed by the Debtors or any of the Debtors’ affiliates. Th is information is unaudited and is subject to further review and potential adjustments. The accompanying disclaimers and notes are an integral part of these financial statements.

REORGANIZATION ITEMS, NET
AS OF NOVEMBER 29, 2014

($ in 000's)
Professional fees	$3,700
U.S. Trustee fees	17

Total	$3,717

LIABILITIES SUBJECT TO COMPROMISE
AS OF NOVEMBER 29, 2014

($ in 000's)
Convertible Notes	$292,797
Accounts payable	142,223
Accrued expenses and other liabilities	43,222
Contingent Consideration	21,366
Other non-current liabilities	5,112

Total	$504,721

These financial statements and accompanying notes do not purport to represent financial statements prepared in accordance with Generally Accepted Accounting Principles in the United States of America, nor are they intended to be fully reconciled to any financial statements otherwise prepared or distributed by the Debtors or any of the Debtors’ affiliates. This information is unaudited and is subject to further review and potential adjustments. The accompanying disclaimers and notes are an integral part of these financial statements.